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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             Frontier Staffing, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Nevada                                    51-0482104
    ---------------------------------                 -------------------
      (State or other jurisdiction                       (IRS Employer
    of incorporation or organization)                 Identification No.)


      (Address of principal executive offices)                    (Zip Code)
        3520 Pan American Freeway, Suite A-1
                Albuquerque, NM                                      87170
       --------------------------------------                      ---------

Securities to be registered pursuant to Section 12(b) of the Act: Not applicable

Title of each class                     Name of each exchange on which
to be so registered                     each class is to be registered

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. []

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement
file number to which this form relates:         333-117805       (if applicable)
                                        ------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
--------------------------------------------------------------------------------
                                (Title of class)


--------------------------------------------------------------------------------
                                (Title of class)


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

The Registrant hereby incorporates its amended filing pursuant to Rule 424(b), dated March 8, 2005.


Item 2. Exhibits.

The Registrant hereby incorporates its amended filing pursuant to Form SB-2/A, dated February 7, 2005.



                                    SIGNATURE

     Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                     /s/ Fredrick A. Huttner
March 30, 2005                                       ---------------------------
                                                     Fredrick A. Huttner,
                                                     Chief Financial Officer


* Print the name and title of the signing officer under his signature.